UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2022

SITIO ROYALTIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38158	82-0820780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Lawrence Street, Suite 1750

Denver, Colorado 80202

(Address of principal executive office and Zip Code)

(720) 640-7620

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	STR	New York Stock Exchange
Warrants to purchase Class A common stock	STR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Historical Financial Statements

On or about the date of this Current Report on Form 8-K, Sitio Royalties Corp. (the “Company”) intends to file a Registration Statement on Form S-3 (the “Registration Statement”) relating to the proposed offer and sale, from time to time, in one or more offerings, by certain selling stockholders of the Company of up to 70,478,065 of shares of its Class A common stock, par value $0.0001 per share. This Current Report on Form 8-K provides the following historical financial statements, which, in each case, are being filed on this Current Report on Form 8-K for the purposes of incorporation by reference into the Registration Statement:

•

Audited financial statements of Rock Ridge Royalty Company LLC as of and for the years ended December 31, 2020 and 2019, and the related notes to the financial statements, attached as Exhibit 99.1 hereto, which are incorporated into this Item 8.01 be reference.

•

Unaudited condensed financial statements of Rock Ridge Royalty Company LLC as of and for the three months ended March 31, 2021 and 2020, and the related notes to the financial statements, attached as Exhibit 99.2 hereto, which are incorporated into this Item 8.01 be reference.

•

Statement of revenues and direct expenses of the Source Acquisition for the year ended December 31, 2020, and the related notes to the statement of revenues and direct expenses, attached as Exhibit 99.3 hereto, which are incorporated into this Item 8.01 be reference.

•

Statement of revenues and direct expenses of the Source Acquisition for the six months ended June 30, 2021, and the related notes to the statement of revenues and direct expenses, attached as Exhibit 99.4 hereto, which are incorporated into this Item 8.01 be reference.

The historical financial statements of Rock Ridge Royalty Company LLC are consistent with the historical financial statements of Rock Ridge Royalty Company LLC filed on the Proxy Statement on Schedule 14A, filed by Sitio Royalties Corp. (the “Company”) on May 5, 2022 (the “Proxy Statement”), and the statement of revenues and direct expenses of the Source Acquisition are consistent with the statement of revenues and direct expenses of the Source Acquisition filed on the Proxy Statement

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP (Rock Ridge Royalty Company LLC).

23.2	Consent of KPMG LLP (Source Acquisition).

99.1	Audited financial statements of Rock Ridge Royalty Company LLC as of and for the years ended December 31, 2020 and 2019.

99.2	Unaudited condensed financial statements of Rock Ridge Royalty Company LLC as of and for the three months ended March 31, 2021 and 2020.

99.3	Statement of revenues and direct expenses of the Source Acquisition for the year ended December 31, 2020.

99.4	Statement of revenues and direct expenses of the Source Acquisition for the six months ended June 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 15, 2022

SITIO ROYALTIES CORP.

By:	/s/ Brett S. Riesenfeld
Brett S. Riesenfeld
Executive Vice President, General Counsel and Secretary

2